UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 20, 2005 (October 18, 2005)

TRICO MARINE SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-28316 (Commission File Number)	72-1252405 (IRS Employer Identification No.)

2401 Fountainview, Suite 920, Houston, Texas (Address of principal executive offices)	77057 (Zip Code)

(713) 780-9926
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01    Entry into a Material Definitive Agreement.

On October 18, 2005, Trico Marine Services, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”), by and among the Company and Lehman Brothers Inc., as representative of the several underwriters named therein with respect to the sale of 3,900,000 shares of the Company’s common stock and an over-allotment option to purchase up to an additional 585,000 shares of the Company’s common stock.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 9.01    Financial Statements and Exhibits.

(c)	Exhibits.

1.1	Underwriting Agreement, dated October 18, 2005
5.1	Opinion of Vinson & Elkins L.L.P.
23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1 hereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRICO MARINE SERVICES, INC.
By: /s/ Rishi Varma
Rishi Varma General Counsel, Secretary and Director of Corporate Governance

Dated: October 20, 2005

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 18, 2005
5.1	Opinion of Vinson & Elkins L.L.P.
23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1 hereto)

Exhibit 1.1